Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                          Filed by the Registrant [XX]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
        [ ] Preliminary Proxy Statement [ ] Confidential, for use of the
          [X] Definitive Proxy Statement Commission only (as permitted
            [ ] Definitive Additional Materials by Rule 14a-6(e)(2))
                       [ ] Soliciting Material Pursuant to
                          Rule 14a-11(c) or Rule 14a-12

                     AMERICAN SECURITY RESOURCES CORPORATION

                (Name of Registrant as Specified In Its Charter)

                              Joe Grace, President
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (Check the appropriate Box:)
                              [XX] No fee required.

                [ ] Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and O-11.
(1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1) (4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date
Filed:

October 28, 2005

To Our Shareholders:

You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of American Security Resources Corporation at the offices of Brewer and Pritchard, 3 Riverway, Suite 1800, Houston, TX 77056 on the morning of Monday, November 21, 2005, at 11:00 AM. The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

Sincerely,

Joe Grace, President





                     American Security Resources Corporation
                          9601 Katy Freeway, Suite 220
                                Houston, TX 77024

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 21, 2005

October 28, 2005

To the Shareholders of American Security Resources Corporation:

The Annual Meeting of Shareholders (the "Meeting") of American Security Resources Corporation, a Nevada corporation (the "Company") will be held at the offices of their counsel, Brewer and Pritchard, 3 Riverway, Suite 1800, Houston, TX 77056 on Monday, November 21, 2005 at 11:00 a.m. local time, for the purpose of considering and voting upon proposals to:

1. Elect four directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

2. Adopt the "Stock Incentive Plan" for the Officers, Directors, Employees and Consultants which was adopted on May 6, 2005 by the Board of Directors and duly registered with the Securities and Exchange Commission.

3. Approve the firm of Malone and Bailey as the Company auditor.

4. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Friday, October 21, 2005 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                       BY ORDER OF THE BOARD OF DIRECTORS,

                              Joe Grace, President

                    American Security Resources Corporation
                 9601 Katy Freeway, Ste 220, Houston, TX 77024

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                November 21, 2005

October 26, 2005

To Our Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of American Security Resources Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Brewer and Pritchard, 3 Riverway, Ste 1800, Houston, TX 77024 on Monday, November 21, 2005 at 11:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about November 3, 2005.

GENERAL INFORMATION

Solicitation

The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors and officers of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

Holders of shares of American Security Resources Corporation common stock (the "Common Stock"), at the close of business on Friday, October 21, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 43,390,766 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

The presentee, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of all of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposal Two. As to this proposal, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. This proposal shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposal Three. As to this proposal, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. This proposal shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

Voting and Revocability of Proxies

Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Tuesday, November 15, 2005 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein; and "FOR" adoption of the Stock Incentive Plan, and " FOR" the approval of Malone and Bailey as auditors for the Company. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of July 29, 2005, the number of shares of the Company's outstanding $0.001 par value common stock beneficially owned by each of the Company's current directors and the Company's executive officers and the number of shares beneficially owned by all of the Company's current directors and named executive officers as a group:



                                            Amount and        Percent
                                            Nature of         of
Name and Address of                         Beneficial        Common
Beneficial Owner             Position       Ownership         Stock
----------------             --------       ---------         -----
Joseph E Grace               President      3,750,000(1)      8.64%
9601 Katy Freeway, Ste 220      and
Houston, TX 77024 USA        Director

Frank Neukomm                CFO,Secretary  3,582,376(2)      8.25%
9601 Katy Freeway, Ste 220      and
Houston, TX 77024 USA        Director

All other current directors                 461,762(3)        1.06%
and executive officers
as a group (two persons)


(1) Includes 750,000 shares owned by Mr. Grace's spouse.

(2) Includes all family owned shares.

(3) Includes securities owned by two outside directors.

 Security Ownership of Certain Beneficial Owners

The following table sets forth as of October 21, 2005, the number of shares of the Company's Common Stock beneficially owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:



    Name and Address of        Amount and Nature      Percentage
      Beneficial Owner            of Beneficial       of Common
                                    Ownership           Stock
 -------------------------     -----------------      ----------
 Ed Parker                          4,000,000           9.22%
 5 South West Oak Drive
 Houston, TX 77056

 Joe Grace                          3,750,000           8.64%
 9601 Katy Frwy, Ste 220
 Houston, TX 77024

 Frank Neukomm                      3,582,376           8.25%
 9601 Katy Frwy, Ste 220
 Houston, TX 77056
----------

                                   MANAGEMENT

Executive officers of the Company are elected by the Board of Directors, and serve for a term of from three years to one year and/or until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

The following table sets forth the names and ages of all executive officers and directors whose terms will not expire prior to the annual meeting, and all persons nominated to serve as directors and the positions and offices that each person hold with the Company:





Name of Director or      Officer or
Officer and Position     Director              Office(s) Held and Other
in the Company             Since     Age         Business Experience
--------------------     ----------  ---       ------------------------
Joe Grace              October, 2003  61  President of the Company from October,
President,                                2003 to present.
Chairman

Mr. Grace has an extensive background in finance and management. He has over 21 years of finance and banking experience including stints with Texas Commerce and Charter Banks. Responsibilities have included managing the marketing and business development departments of one bank, and later being Sr. V.P. and overseeing the commercial lending division of another. He has owned and operated four successful companies including businesses relating to network security monitoring, telecommunications and document digitization. He was President of an online data center company with customers that included 215 banks and over 160 hospitals nationwide. He is a former member of the Greater Houston Partnership CEO Roundtable.




Frank Neukomm          February, 2004 56  CFO and Secretary of the Company since
CFO, Secretary and                        February, 2004.
Director

Mr. Neukomm has an extensive background in finance, mergers and acquisitions, and sales and marketing. He has served as a senior executive of brokerage and M&A companies, software companies and telecom companies. He has been instrumental in purchasing or starting companies in industries as diverse as insurance, consumer retail goods, industrial services and wireless telecommunications. He has arranged financing for and served as a director of several public companies.

Robert Farr          October 2004     60   Director

Mr. Farr brings a 34 year diversified business background in operations leadership replete with examples of improved productivity and increased profits. Broad experience with several Fortune 500 Companies includes successes in marketing, customer relations, administration, finance, operations, new products and worldwide vendor selection/purchasing. Provided evaluation of merger/acquisition candidates to clients, and assisted in selection of key personnel. Recent experience includes securing and structuring funding for both public and private companies including debt and equity as well as international funding through US ExIm Bank.

Robert Wilson        July 2004        49   Director

Mr. Wilson brings over 20 years of experience in public accounting, industry and consulting to ARSC's Board. He is a CPA who was operations compliance manager of the AIM Management Group, Vice President of Compliance/Internal Audit of the Kemper Securities Group and an auditor with Price Waterhouse. He is also the Chief Financial Officer and Operations Principal for several broker dealers and investment banking firms. He also serves on the Board of Arbitrations for the National Association of Securities Dealers. He is also a Director of and serves as Board Audit Chairman for American Enterprise Development Corporation, and is a Board member of MidasTrade.com.

Except as indicated in the above table, no director of the Company is a director of an entity that has its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Meetings of the Board and Committees

The Company's Board of Directors has held seven meetings during the year 2005 through the date of this Proxy Statement. Such meetings consisted of consent Directors' minutes duly signed by the Company Secretary and actual meetings at which all of the Directors were present in person or by telephone. The Company does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend shareholder meetings. All Board members attended each meeting of the Directors during the past fiscal year, either in person or by telephone.

There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

Committees

Audit Committee: The Company does not have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Board of Directors serve as our audit committee. The Board has not yet adopted an audit committee charter.

Nominating Committee: The entire Board of Directors fulfills the duties of our Nominating Committee ("Nominating Committee"), which include overseeing the process by which individuals may be nominated to our board of directors. Neither of the board members is considered independent as defined in Rule 4200(a)(15) of the NASDAQ listing standards. While the Company hopes to establish a separate nominating committee consisting of independent directors once the number of directors is expanded, the current size of the Company's Board of Directors does not facilitate the establishment of a separate committee.


The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to American Security Resources Corporation, Attn: Chairman, 9601 Katy Freeway, Ste 220, Houston, TX 77024.

A shareholder nomination submitted to the Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in this proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

(i). The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

(ii). The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

(iii). The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.

(iv). Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K. (v)

(v). Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).

(vi). Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.

(vii). Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K.

(viii). The signed consent of the proposed nominee in which he or she

a. consents to being nominated as a director of the Company if selected by the nominating committee,

b. states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement;

c. states whether the proposed nominee is "independent" as defined by NASDAQ Marketplace Rule 4200(a)(15); and

d. d. attests to the accuracy of the information submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

1. Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company.

2. Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

3. Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

                             Compensation Committee:

The Company does not have a separate standing Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's year ended December 31, 2004, and as of October 21, 2005 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.
                             EXECUTIVE COMPENSATION

              Compensation and other Benefits of Executive Officers

The following table sets out the compensation received for the fiscal year December 31, 2004 and through September 30, 2005 in respect to each of the individuals who were the Company's (1) president and (2) chief financial officer during that time.

                           SUMMARY COMPENSATION TABLE
                   FISCAL YEAR COMPENSATION                                                   LONG TERM COMPENSATION
        ---------------------------------------------                    ----------------------------------------------------------

                                                                          Awards                                        Payouts
                                                                                          Restricted
                                                                                            Shares
                                                                         Securities          or
         Name and                                           Other        In Lieu of       Restricted       LTIP           All other
        Principal                Salary         Bonus       Annual       Cash Payment        Share        Payouts      Compensation
         Position        Year      ($)           ($)     Compensation      Granted           Units          ($)              ($)
        ---------                ------         -----       ------       -----------         -----        -------       -----------
Joe Grace                2005    $60,000    $      0         0             832,738(3)           0            0                0
President(1)             2004    $60,000    $      0         0                                  0            0                0

Frank Neukomm            2005    $12,000    $      0         0             539,524(4)           0            0                0
CFO  (2)                 2004    $48,000    $      0         0                                  0            0                0

(1) Mr. Grace has served as President from October 2003 until the present date.
(2) Mr. Neukomm has served as CFO from February 2004 to the present date.
(3) Mr. Grace received 832,738 shares of common stock in lieu of cash payments for a portion of his employment contract for 2004 and 2005. (4) Mr. Neukomm received 539,524 shares of common stock in lieu of cash payment for a portion of his employment contract for 2004 and 2005.

Agreements with Management

There are no arrangements or understandings between any executive officer and any director or other person pursuant to which any person was selected as a director or an executive officer.

Compensation of Directors.

The Directors of the Company are not compensated in cash for their services. However, Directors receive 100,000 shares of restricted stock for their expert advice, business consultation and Board meeting attendance for each year of their Board service. In addition, no pension or retirement benefit plan has been instituted by the Company and none is proposed at this time and there is no arrangement for compensation with respect to termination of the directors in the event of change of control of the Company.

Stock Incentive Plan

This Stock Incentive Plan (the "Plan") has been established by American Security Resources Corporation, a Nevada corporation (the "Company") effective May 6, 2005, to attract and retain employees who contribute to the continued growth, development and financial success of the Company. This Plan permits the granting of stock options (including incentive stock options qualifying under United States Intenal Revenue Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance and other awards, or any combination of the foregoing. A copy of the Plan is enclosed.



Benefit Plans.

The Company currently has no retirement, pension, profit-sharing, insurance or medical reimbursement plans or long term incentive plans covering its officers and directors.

Transactions with Management and Others and Certain Business Relationships

The Board of Directors has signed a business consulting agreement with Robert Farr to assist the Company with securing funding resources as the Company may need. The Company has paid shares for this consideration. In addition, the Company has signed a consulting agreement with Robert Wilson to also secure funding resources as needed, and to assist with the financial review of quarterly statements and annual statements. Mr. Wilson will be compensated from the proceeds of any opportunity he introduces to the Company, and cash as required.

Other than the transactions stated above, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company's outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred since its inception on April 3, 1998, or in any proposed transaction, which has materially affected or will affect the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Company Board of Directors has selected Malone and Bailey ("M&B") to continue to serve as our independent registered public accounting firm for the remaining period of 2005, and the year 2006. Representatives of M&B are not expected to be present at the annual meeting.

Audit Fees.

Our principal accountant, M&B, billed us aggregate fees in the amount of approximately $7610.00 for the fiscal year ended December 31, 2004 and approximately $8100.00 for the period through June 30, 2005. These amounts were billed for professional services that M&B provided for the audit of our annual financial statements and the review of the financial statements included in our report on 10-KSB.

Audit-Related Fees.

None.

Tax Fees.

No fees were billed to us by M&B for tax compliance or tax advice

All Other Fees

No fees were billed to us by M&B for any other fees.

Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

No pre-approval was required under "Tax Fees" and "All Other Fees" as no services were performed by M&B and no fees incurred.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

The Board of Directors is nominating the four current Directors for reelection. The number of Directors on the Company's Board of Directors has been established under the Bylaws of the Company as up to nine directors. One Director serves for a three year term or until his successor is elected and qualified. A second Director serves for a two year term or until his successor is elected and qualified. Other directors serve for a period of one year, whereby each may stand for reelection, and one may stand for three years, one for two years, etc. so that terms become staggered as required by the Bylaws.

Nominees for Election of Directors

The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the four nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Joe Grace will hold office for a term of three years, Frank Neukomm will hold office for a term of two years, Robert Farr and Robert Wilson will each hold office for one year, or until any one of the four has successors that are duly elected or appointed or until their earlier death, resignation or removal.



The Board of Directors recommends a vote "FOR" the election of Messrs. Grace, Neukomm, Farr and Wilson. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

                                  PROPOSAL TWO
                                  TO APPROVE A
                              STOCK INCENTIVE PLAN

The Board of Directors of the Company has approved a Stock Incentive Plan ("Plan") (see enclosed Stock Incentive Plan), for its Officers, Directors, Employees and Consultants for a total of 5,000,000 shares which can be issued over a period of time. The Board recommends a vote "FOR" this plan as it provides necessary consideration for incentives needed to compensate those involved in the Plan. Present cash consideration does not meet current market standards. This plan allows the Company to adjust its total compensation package to get closer to market standards.

Dilutive Effects. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed Plan.

                                 PROPOSAL THREE
                                   TO APPROVE
                                    AUDITORS

The Board of Directors of the Company has approved the firm of Malone and Bailey to handle the Company's financial audits.

Vote Required and Recommendation of Board

Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" this proposal.


                          ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company's 2004 Annual Report on Form 10-KSB for the year ended December 31,2004. In addition is the Form 10-Q for the quarter ended June 30, 2005.

                                  OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters are presented properly to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

                              SHAREHOLDER PROPOSALS

Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to American Security Resources Corporation.,
Attention: Corporate Secretary, 9601 Katy Freeway, Ste 220, Houston, TX 77024, and we must receive the proposals by September 30, 2006. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After November 17, 2005, at 3:15pm, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.
                       BY ORDER OF THE BOARD OF DIRECTORS:

                     AMERICAN SECURITY RESOURCES CORPORATION
                              Joe Grace, President






AMERICAN SECURITY RESOURCES CORPORATION

                              Security Class COMMON

                              Holder Account Number

                                  SEC # 0-27419

Form of Proxy - Annual Meeting of Shareholders to be held on November 21,  2005

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxy holder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the notice of meeting or other matters that may properly come before the meeting.



Vote by mail is the only method for voting.


Voting by mail is the only method by which a holder may appoint a person as proxy holder other than the Management nominees named on the reverse of this proxy.



Proxies submitted must be received by 3:00 pm, Local Time, on November 17, 2005.















Appointment of Proxyholder

The undersigned "Registered             Print the name of the person you           ---------------------
Shareholder" of American Security       are appointing
Resources Corporation                   if this person is                          |                   |
(the "Company") hereby                  someone other than the Chairman of         |                   |
appoints: Joe Grace, or                 the Meeting.                               ---------------------
failing him, Frank Neukomm,

I hereby appoint ___________________________as my/our proxy holder with full power of substitution and to vote in accordance with the following direction (or if no directors have been given, as the proxy holder sees fit) and all other matters that may properly come before the Annual Meeting of the Shareholders of American Security Resources Corporation to be held at the offices of Brewer and Pritchard, Suite 1800, Houston, TX 77056 on November 21, 2005 at 11:00 AM (local time) and at any adjournment thereof.


1. Election of Directors



                                 For       Withhold

To elect as a Director
Joe Grace for 3 year term        |_|         |_|

To elect as a Director
Frank Neukomm for a 2 year term  |_|         |_|

To elect as a Director           |_|         |_|
Robert Farr for a 1 year term

To elect as a Director           |_|         |_|
Robert Wilson for a 1 year term

American Security Resources Corporation Board of Directors recommends a vote FOR the following resolutions. Please read the resolution in full in the accompanying proxy materials.

2. Approval of Stock Incentive Plan

For   |_|         Against      |_|         Abstain    |_|

3. Approval using the firm of Malone & Bailey as the Company's auditors for fiscal 2005 and 2006.

For   |_|         Against      |_|         Abstain    |_|

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by management.

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                                               Date

                                  End of Filing